Supplement dated November 2, 2015 to the Legacy and Pinnacle II

Variable Universal Life Insurance Prospectuses dated May 1, 2015

Issued By Columbus Life Insurance Company through its Separate Account 1

This supplement to the prospectuses identified above describes changes to variable life insurance policies issued by Columbus Life Insurance Company. Please retain this supplement for future reference.

The following changes will be effective on or about December 4, 2015:

Touchstone VST Fund Mergers

Touchstone Advisors, Inc., advisor to the Touchstone Variable Series Trust funds, has announced it intends to complete the mergers listed below on or about December 4, 2015, subject to shareholder approval.   If the mergers occur, we will support them by replacing the Sub-Account Investment Options corresponding to the merging funds with the Sub-Account Investment Option corresponding to the surviving funds after the merger in your variable life insurance policy.

Merging Sub-Account Options	Surviving Sub-Account Options
Touchstone VST Baron Small Cap Growth Fund "	Touchstone VST Focused Fund
Touchstone VST Third Avenue Value Fund "	Touchstone VST Focused Fund
Touchstone VST High Yield Fund "	Touchstone VST Active Bond Fund

Any Account Value you have in the Merging Sub-Account Options at the end of the Business Day on December 4, 2015 (or other date the merger may occur) will be transferred to the Surviving Sub-Account Option.  You will not incur transfer charges and the transfers will not count toward the number of free transfers allowed each Contract Year.

If you are invested in both a Merging Sub-Account Option and its corresponding Surviving Sub-Account Option, you may be over allocated to the Surviving Sub-Account Option after the merger.  Please contact your financial representative to review your investment allocations.  If you wish to change your allocation, please provide us with your written instructions at the address listed below.

Future Contributions and Systematic Programs — Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to one of the Merging Sub-Account Options will be redirected to the corresponding Surviving Sub-Account Option.  You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

The following change will be effective December 1, 2015:

The Fidelity VIP Money Market Portfolio will change its name to Fidelity VIP Government Money Market Portfolio.

The following changes were effective October 1, 2015:

Fidelity VIP Freedom Portfolios are advised by Management & Research Company, located at 245 Summer Street, Boston, MA 02210. Strategic Advisers, Inc. no longer advises the VIP Freedom Portfolios.

This supplement is for informational purposes only. You are not required to take any action. If you need assistance or a prospectus, you can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street, P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.

1